Exhibit 10.6

                          Supplemental Agreement No. 39


                                     to

                          Purchase Agreement No. 1810

                                   between

                              THE BOEING COMPANY

                                     and

                             SOUTHWEST AIRLINES CO.


                 Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of July 30, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) November 2005 Block U Option Aircraft (as Block T-W Aircraft) and;

      WHEREAS, Boeing agreed to provide the Performance Guarantees applicable to the 737-4H4 Aircraft equipped with winglets at the time of delivery and;

      WHEREAS, Boeing has completed necessary qualification testing on PRC Desoto CA7000AX/CA7700BX exterior paint system primer to lift the existing certain warranty restrictions on the all affected Aircraft and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

   NOTE - Buyer now has forty-one (41) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38 and 39 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Attachment A to Letter Agreement No. 6-1162-JMG-669R2 is replaced by updated Attachment A attached hereto.

5. Letter No. 6-1162-NIW-889 entitled "Warranty on Exterior Color Schemes and Markings for YA143 and On" attached hereto is administratively incorporated into the Purchase Agreement by this reference.

6. Letter No. 6-1162-NIW-890 entitled "Performance Guarantees - 737-7H4 Aircraft with Winglets Installed in Production" attached hereto is incorporated into the Purchase Agreement by this reference.

7. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-seven (277) Model 737-7H4 Aircraft, Forty-six (46) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

8. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before July 30, 2004 are:

    *** for the November 2005 aircraft

Buyer will pay the ***directly to Boeing on or before Friday, July 30, 2004.


The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                             SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                           By: /s/Laura Wright

Its: Attorney-In-Fact                          Its:Chief Financial Officer









P.A. No. 1810                                                  SA-39-1
K/SWA

                               TABLE OF CONTENTS


                                                            Page          SA
                                                          Number      Number
ARTICLES

1.    Subject Matter of Sale                                1-1         SA-13

2.    Delivery, Title and Risk of Loss                      2-1         SA-28

3.    Price of Aircraft                                     3-1         SA-28

4.    Taxes                                                 4-1

5.    Payment                                               5-1

6.    Excusable Delay                                       6-1

7.    Changes to the Detail Specification                   7-1          SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                       8-1

9.    Representatives, Inspection,
      Flights and Test Data                                 9-1

10.   Assignment, Resale or Lease                           10-1

11.   Termination for Certain Events                        11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                         12-1

13.   Buyer Furnished Equipment and Spare Parts             13-1

14.   Contractual Notices and Requests                      14-1

15.   Miscellaneous                                         15-1

                       TABLE OF CONTENTS CON'T

                                                                          SA
                                                                      Number
TABLE

1.    Aircraft Information Table                                       SA-39

2.    Option Aircraft Information Table                                SA-39

EXHIBITS

A     Aircraft Configuration                                           SA-36

B     Product Assurance Document                                        SA-1

C     Customer Support Document

D     Price Adjustments Due to Economic Fluctuations - Aircraft        SA-13

E     Buyer Furnished Equipment Provisions Document

F     Defined Terms Document




LETTER AGREEMENTS


1810-1     Waiver of Aircraft Demonstration Flight


                       TABLE OF CONTENTS CON'T

                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2  Promotional Support                                  SA-13

6-1162-RLL-933R19 Option Aircraft                                      SA-28

6-1162-RLL-934R3  Disclosure of Confidential                           SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                                SA-1

6-1162-NIW-890    ***

6-1162-RLL-936R4  Certain Contractual Matters                           SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1  Training Matters                                      SA-1

6-1162-RLL-941R2  Other Matters                                        SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                   SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                        SA-4

6-1162-RLL-1856   ***                                                   SA-1

6-1162-RLL-1857   Service Ready Validation Program                      SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                    SA-4

                       TABLE OF CONTENTS CON'T

                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                               SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                        SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                          SA-1

6-1162-KJJ-054    Business Matters                                     SA-13

6-1162-KJJ-055R1  Structural Matters                                   SA-25

6-1162-KJJ-056    Noise and Emission Matters                           SA-13

6-1162-KJJ-057    Product Development Matters                          SA-13

6-1162-KJJ-058    Additional Substitution Rights                       SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                       SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                          SA-21
                  Matters

6-1162-JMG-669R2  Special Matters                                      SA-36

6-1162-JMG-747R1  ***                                                  SA-36

6-1162-CHL-217    Rescheduled Flight Test Aircraft                     SA-32

6-1162-NIW-606R1  ***                                                  SA-36

6-1162-NIW-640    ***                                                  SA-35

6-1162-NIW-889    Warranty - Exterior Color Schemes                    SA-39
                  and Markings for YA143 and on

                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table


                        Base Aircraft    Special     Aircraft Basic  Base Year
                            Price        Features         Price      Dollars
Block A, B, C, D & E
Aircraft                     ***           ***             ***       July 1992
Block F & G Aircraft         ***           ***             ***       July 1992
Block H Aircraft             ***           ***             ***       July 1992
Block I Aircraft             ***           ***             ***       July 1992
Block J Aircraft             ***           ***             ***       July 1992
Block K Aircraft             ***           ***             ***       July 1992
Block K-W Aircraft           ***           ***             ***       July 1992
Block L Aircraft             ***           ***             ***       July 1992
Block T Aircraft             ***           ***             ***       July 1999
Block T-W Aircraft           ***           ***             ***       July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation Block T-W Aircraft: Block T airplanes with production winglets installation

                                                           Escalation Estimate
Delivery           Number of             Aircraft            Adv Payment Base
  Date             Aircraft               Block               Price Per A/P
Dec-2000               2                    E                     ***
Jan-2001               1                    E                     ***
Feb-2001               1                    E                     ***
Mar-2001               2                    E                     ***
Jun-2001               3                    E                     ***
Sep-2001               3                    E                     ***
Oct-1998               1                    F                     ***
Nov-1998               2                    F                     ***
Dec-1998               2                    F                     ***
Mar-1999               2                    G                     ***
Jun-1999               2                    H                     ***
Jul-1999               1                    H                     ***
Aug-1999               1                    H                     ***
Sep-1999               2                    H                     ***
Oct-1999               1                    H                     ***
Mar-2000               1                    H                     ***
Apr-2000               2                    H                     ***
Sep-2000               1                    H                     ***
Oct-2000               2                    H                     ***
Mar-2001               2                    H                     ***
Apr-2001               1                    H                     ***
Oct-2001               3                    H                     ***
Nov-2001               2                    I                     ***
Dec-2001               1                    I                     ***
Jan-2002               1                    I                     ***
Mar-2002               4                    I                     ***
Apr-2002               2                    I                     ***
Dec-2002               2                    I                     ***
May-2003               1                    I                     ***
Jun-2003               2                    I                     ***
Jul-2003               1                    I                     ***
Aug-2003               1                    I                     ***
Sep-2003               3                    I                     ***
Nov-2002               1                    J                     ***
Dec-2002               1                    J                     ***
Nov-2003               2                    J                     ***
Dec-2003               2                    J                     ***
Mar-2004               1                    J                     ***
Mar-2004               1                    K                     ***
Apr-2004               3                    K                     ***
May-2004               1                    K                     ***
Jun-2004               2                    K                     ***
Jul-2004               2                    K                     ***
Sep-2004               1                    K-W                   ***
Oct-2004               4                    K-W                   ***
Oct-1999               1                    L                     ***
Nov-1999               2                    L                     ***
Dec-1999               1                    L                     ***
Jun-2000               3                    L                     ***
Jul-2000               3                    L                     ***
Sep-2000               1                    L                     ***
Oct-2000               1                    L                     ***
Nov-2000               4                    L                     ***
Dec-2000               1                    L                     ***
Jan-2001               1                    L                     ***
Feb-2001               1                    L                     ***
Jul-2001               1                    L                     ***
Sep-2001               1                    L                     ***
Oct-2001               1                    L                     ***
Mar-2003               2                    L                     ***
Jul-2003               1                    L                     ***
Aug-2003               2                    L                     ***
Nov-2001               1                    T                     ***
Feb-2002               1                    T                     ***
Jan-2004               2                    T                     ***
Feb-2004               1                    T                     ***
Apr-2004               3                    T                     ***
May-2004               1                    T                     ***
Jun-2004               6                    T                     ***
Jul-2004               2                    T                     ***
Aug-2004               6                    T-W                   ***
Sep-2004               4                    T-W                   ***
Oct-2004               0                    T-W                   ***
Nov-2004               3                    T-W                   ***
Dec-2004               3                    T-W                   ***
Jan-2005               5                    T-W                   ***
Feb-2005               3                    T-W                   ***
Mar-2005               4                    T-W                   ***
Apr-2005               4                    T-W                   ***
May-2005               2                    T-W                   ***
Jun-2005               4                    T-W                   ***
Jul-2005               2                    T-W                   ***
Aug-2005               2                    T-W                   ***
Sep-2005               3                    T-W                   ***
Oct-2005               2                    T-W                   ***
Nov-2005               2                    T-W                   ***
Dec-2005               1                    T-W                   ***
Feb-2006               4                    T-W                   ***
May-2006               3                    T-W                   ***
Jun-2006               4                    T-W                   ***
Jul-2006               1                    T-W                   ***
Aug-2006               3                    T-W                   ***
Sep-2006               3                    T-W                   ***
Nov-2006               2                    T-W                   ***
Dec-2006               2                    T-W                   ***
Jan-2007               2                    T-W                   ***
Feb-2007               3                    T-W                   ***
Mar-2007               2                    T-W                   ***
Apr-2007               2                    T-W                   ***
May-2007               2                    T-W                   ***
Jun-2007               2                    T-W                   ***
Jul-2007               2                    T-W                   ***
Aug-2007               2                    T-W                   ***
Sep-2007               2                    T-W                   ***
Oct-2007               2                    T-W                   ***
Nov-2007               2                    T-W                   ***
Dec-2007               2                    T-W                   ***
Jan-2008               1                    T-W                   ***
Feb-2008               1                    T-W                   ***
Mar-2008               1                    T-W                   ***
Apr-2008               1                    T-W                   ***
May-2008               1                    T-W                   ***
Jun-2008               1                    T-W                   ***

                      Table 2 to Purchase Agreement No. 1810
                     (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

Price Description of Option Aircraft:
                     Base Aircraft    Special    Aircraft Basic    Base Year
                         Price        Features        Price         Dollars
Block U Option Aircraft    ***          ***            ***          July 1999
(without Winglets)
Block U-W Option           ***          ***            ***          July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of        Number of          Option Aircraft Block
Delivery        Option
               Aircraft
2007          Twenty (20)            Q
2008          Twenty (20)            R
2009          Six (6)                S
2009-         One Hundred            V
2012          Seventy-One
                 (171)

Remaining Option                               46
Aircraft:

Aircraft      Number of      Option            Adv Payment Base
Delivery       Option       Aircraft       Price Per
Mo. & Yr.     Aircraft       Block      Option Aircraft   Option Exercise
Jan-2006         1            U-W            ***           September 1, 2004
Mar-2006         3            U-W            ***           November 1, 2004
Apr-2006         2            U-W            ***           December 1, 2004
May-2006         2            U-W            ***           January 1, 2005
Jun-2006         1            U-W            ***           February 1, 2005
Jul-2006         2            U-W            ***           March 1, 2005
Oct-2006         1            U-W            ***           June 1, 2005
Apr-2007         1            U-W            ***           December 1, 2005
May-2007         1            U-W            ***           January 1, 2006
Jun-2007         1            U-W            ***           February 1, 2006
Jul-2007         1            U-W            ***           March 1, 2006
Aug-2007         1            U-W            ***           April 1, 2006
Sep-2007         1            U-W            ***           May 1, 2006
Oct-2007         1            U-W            ***           June 1, 2006

Nov-2007         1            U-W            ***           July 1, 2006
Dec-2007         1            U-W            ***           August 1, 2006
Jan-2008         2            U-W            ***           September 1, 2006
Feb-2008         3            U-W            ***           October 1, 2006
Mar-2008         2            U-W            ***           November 1, 2006
Apr-2008         2            U-W            ***           December 1, 2006
May-2008         2            U-W            ***           January 1, 2007
Jun-2008         2            U-W            ***           February 1, 2007
Jul-2008         2            U-W            ***           March 1, 2007
Aug-2008         2            U-W            ***           April 1, 2007
Sep-2008         2            U-W            ***           May 1, 2007
Oct-2008         2            U-W            ***           June 1, 2007
Nov-2008         2            U-W            ***           July 1, 2007
Dec-2008         2            U-W            ***           August 1, 2007

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R2


                                        ***



















































                                                                        SA-39
6-1162-NIW-889


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:    Warranty on Exterior Color Schemes and Markings for YA143 and

***


Very truly yours,


THE BOEING COMPANY

/s/ Nobuko Wiles

Shinko Wiles
Regional Director
Aircraft Contracts
































PA 1810                                                              SA-39
6-1162-NIW-0890



Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235


Subject:    ***

***


Very truly yours,



THE BOEING COMPANY

By /s/ Nobuko Wiles

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date	July 30, 2004

SOUTHWEST AIRLINES CO.

By /s/Laura Wright
Its  Chief Financial Officer
























P.A. No. 2281                                                       SA-39
Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 1


                 ***















































P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 2

             1     ***

                                     2    ***
:


:


                                     .





















2.4.3
















P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 3

















































P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 4


















































P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 5

             3    ***

4            ***

5            ***












































P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

Attachment to Letter Agreement
No. 6-1162-NIW-890
Equipped with Winglets and CFM56-7B24 Engines
Page 6

5.3

6              ***

               7   ***












































P.A. No. 1810
AERO-B-BBA4-M04-0783                                                 SA39

                        Supplemental Agreement No. 40

                                    to

                         Purchase Agreement No. 1810

                                  between

                            THE BOEING COMPANY

                                   and

                          SOUTHWEST AIRLINES CO.


               Relating to Boeing Model 737-7H4 Aircraft



      THIS SUPPLEMENTAL AGREEMENT, entered into as of September 24, 2004, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) January 2006 Block U Option Aircraft (as Block T-W Aircraft) and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

   NOTE - Buyer now has forty-two (42) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39 and 40 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Attachment A to Letter Agreement No. 6-1162-JMG-669R2 is replaced by updated Attachment A attached hereto.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-eight (278) Model 737-7H4 Aircraft, Forty-five (45) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

8. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before September 30, 2004 are:

    *** for the January 2006 aircraft

Buyer will pay the *** directly to Boeing on or before Thursday, September 30, 2004.


The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                By:/s/ Laura Wright

Its:    Attorney-In-Fact            Its:Chief Financial Officer

                               TABLE OF CONTENTS


                                                            Page          SA
                                                          Number      Number
ARTICLES


1.    Subject Matter of Sale                                1-1        SA-13

2.    Delivery, Title and Risk of Loss                      2-1        SA-28

3.    Price of Aircraft                                     3-1        SA-28

4.    Taxes                                                 4-1

5.    Payment                                               5-1

6.    Excusable Delay                                       6-1

7.    Changes to the Detail Specification                   7-1         SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                       8-1

9.    Representatives, Inspection, Flights and Test Data    9-1

10.   Assignment, Resale or Lease                          10-1

11.   Termination for Certain Events                       11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                        12-1

13.   Buyer Furnished Equipment and Spare Parts            13-1

14.   Contractual Notices and Requests                     14-1

15.   Miscellaneous                                        15-1

                       TABLE OF CONTENTS CON'T


                                                                          SA
                                                                      Number
TABLE

1.    Aircraft Information Table                                       SA-40

2.    Option Aircraft Information Table                                SA-40

EXHIBITS


A     Aircraft Configuration                                           SA-36

B     Product Assurance Document                                        SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                 SA-13

E     Buyer Furnished Equipment Provisions Document

F     Defined Terms Document




LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight

                       TABLE OF CONTENTS CON'T

                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2  Promotional Support                                  SA-13

6-1162-RLL-933R19 Option Aircraft                                      SA-28

6-1162-RLL-934R3  Disclosure of Confidential                           SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                                SA-1

6-1162-NIW-890    ***- 	                                               SA-39



6-1162-RLL-936R4  Certain Contractual Matters                           SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1  Training Matters                                      SA-1

6-1162-RLL-941R2  Other Matters                                        SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                   SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                        SA-4

6-1162-RLL-1856   ***                                                   SA-1

6-1162-RLL-1857   Service Ready Validation Program                      SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                    SA-4

                       TABLE OF CONTENTS CON'T


                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                               SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft                        SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                          SA-1

6-1162-KJJ-054    Business Matters                                     SA-13

6-1162-KJJ-055R1  Structural Matters                                   SA-25

6-1162-KJJ-056    Noise and Emission Matters                           SA-13

6-1162-KJJ-057    Product Development Matters                          SA-13

6-1162-KJJ-058    Additional Substitution Rights                       SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                       SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                          SA-21
                  Matters

6-1162-JMG-669R2  Special Matters                                      SA-36

6-1162-JMG-747R1  ***                                                  SA-36

6-1162-CHL-217    Rescheduled Flight Test Aircraft                     SA-32

6-1162-NIW-606R1  ***                                                  SA-36


6-1162-NIW-640    ***                                                  SA-35


6-1162-NIW-889    Warranty - Exterior Color Schemes                    SA-39
                  and Markings for YA143 and on

                                   Table 1 to
                           Purchase Agreement No. 1810
                            Aircraft Information Table

                     Base Aircraft     Special       Aircraft Basic   Base Year
                         Price         Features           Price       Dollars
Block A, B, C, D & E      ***             ***              ***        July 1992
Aircraft
Block F & G Aircraft      ***             ***              ***        July 1992
Block H Aircraft          ***             ***              ***        July 1992
Block I Aircraft          ***             ***              ***        July 1992
Block J Aircraft          ***             ***              ***        July 1992
Block K Aircraft          ***             ***              ***        July 1992
Block K-W Aircraft        ***             ***              ***        July 1992
Block L Aircraft          ***             ***              ***        July 1992
Block T Aircraft          ***             ***              ***        July 1999
Block T-W Aircraft        ***             ***              ***        July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation Block T-W Aircraft: Block T airplanes with production winglets installation

                                                                  Escalation
                                                                   Estimate
Delivery          Number of               Aircraft                Adv Payment
                                                                     Base
Date              Aircraft                 Block                 Price Per A/P
Dec-2000             2                       E                        ***
Jan-2001             1                       E                        ***
Feb-2001             1                       E                        ***
Mar-2001             2                       E                        ***
Jun-2001             3                       E                        ***
Sep-2001             3                       E                        ***
Oct-1998             1                       F                        ***
Nov-1998             2                       F                        ***
Dec-1998             2                       F                        ***
Mar-1999             2                       G                        ***
Jun-1999             2                       H                        ***
Jul-1999             1                       H                        ***
Aug-1999             1                       H                        ***
Sep-1999             2                       H                        ***
Oct-1999             1                       H                        ***
Mar-2000             1                       H                        ***
Apr-2000             2                       H                        ***
Sep-2000             1                       H                        ***
Oct-2000             2                       H                        ***
Mar-2001             2                       H                        ***
Apr-2001             1                       H                        ***
Oct-2001             3                       H                        ***
Nov-2001             2                       I                        ***
Dec-2001             1                       I                        ***
Jan-2002             1                       I                        ***
Mar-2002             4                       I                        ***
Apr-2002             2                       I                        ***
Dec-2002             2                       I                        ***
May-2003             1                       I                        ***
Jun-2003             2                       I                        ***
Jul-2003             1                       I                        ***
Aug-2003             1                       I                        ***
Sep-2003             3                       I                        ***
Nov-2002             1                       J                        ***
Dec-2002             1                       J                        ***
Nov-2003             2                       J                        ***
Dec-2003             2                       J                        ***
Mar-2004             1                       J                        ***
Mar-2004             1                       K                        ***
Apr-2004             3                       K                        ***
May-2004             1                       K                        ***
Jun-2004             2                       K                        ***
Jul-2004             2                       K                        ***
Sep-2004             1                       K-W                      ***
Oct-2004             4                       K-W                      ***
Oct-1999             1                       L                        ***
Nov-1999             2                       L                        ***
Dec-1999             1                       L                        ***
Jun-2000             3                       L                        ***
Jul-2000             3                       L                        ***
Sep-2000             1                       L                        ***
Oct-2000             1                       L                        ***
Nov-2000             4                       L                        ***
Dec-2000             1                       L                        ***
Jan-2001             1                       L                        ***
Feb-2001             1                       L                        ***
Jul-2001             1                       L                        ***
Sep-2001             1                       L                        ***
Oct-2001             1                       L                        ***
Mar-2003             2                       L                        ***
Jul-2003             1                       L                        ***
Aug-2003             2                       L                        ***
Nov-2001             1                       T                        ***
Feb-2002             1                       T                        ***
Jan-2004             2                       T                        ***
Feb-2004             1                       T                        ***
Apr-2004             3                       T                        ***
May-2004             1                       T                        ***
Jun-2004             6                       T                        ***
Jul-2004             2                       T                        ***
Aug-2004             6                       T-W                      ***
Sep-2004             4                       T-W                      ***
Oct-2004             0                       T-W                      ***
Nov-2004             3                       T-W                      ***
Dec-2004             3                       T-W                      ***
Jan-2005             5                       T-W                      ***
Feb-2005             3                       T-W                      ***
Mar-2005             4                       T-W                      ***
Apr-2005             4                       T-W                      ***
May-2005             2                       T-W                      ***
Jun-2005             4                       T-W                      ***
Jul-2005             2                       T-W                      ***
Aug-2005             2                       T-W                      ***
Sep-2005             3                       T-W                      ***
Oct-2005             2                       T-W                      ***
Nov-2005             2                       T-W                      ***
Dec-2005             1                       T-W                      ***
Jan-2006             1                       T-W                      ***
Feb-2006             4                       T-W                      ***
May-2006             3                       T-W                      ***
Jun-2006             4                       T-W                      ***
Jul-2006             1                       T-W                      ***
Aug-2006             3                       T-W                      ***
Sep-2006             3                       T-W                      ***
Nov-2006             2                       T-W                      ***
Dec-2006             2                       T-W                      ***
Jan-2007             2                       T-W                      ***
Feb-2007             3                       T-W                      ***
Mar-2007             2                       T-W                      ***
Apr-2007             2                       T-W                      ***
May-2007             2                       T-W                      ***
Jun-2007             2                       T-W                      ***
Jul-2007             2                       T-W                      ***
Aug-2007             2                       T-W                      ***

Sep-2007             2                       T-W                      ***
Oct-2007             2                       T-W                      ***
Nov-2007             2                       T-W                      ***
Dec-2007             2                       T-W                      ***
Jan-2008             1                       T-W                      ***
Feb-2008             1                       T-W                      ***
Mar-2008             1                       T-W                      ***
Apr-2008             1                       T-W                      ***
May-2008             1                       T-W                      ***
Jun-2008             1                       T-W                      ***

                     Table 2 to Purchase Agreement No. 1810
                    (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

Price Description of Option Aircraft:
                    Base Aircraft    Special      Aircraft Basic      Base Year
                        Price        Features         Price            Dollars
Block U Option Aircraft  ***           ***             ***            July 1999
(without Winglets)
Block U-W Option         ***           ***             ***            July 1999
Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of          Number of    Option Aircraft Block
Delivery          Option
                 Aircraft
2007            Twenty (20)            Q
2008            Twenty (20)            R
2009            Six (6)                S
2009-           One Hundred            V
2012            Seventy-One
                   (171)

Remaining Option
Aircraft:                                 45

Aircraft        Number of       Option         Adv Payment
                                                   Base
Delivery         Option         Aircraft         Price Per
Mo. & Yr.       Aircraft         Block       Option Aircraft  Option Exercise
Mar-2006           3              U-W              ***        November 1, 2004
Apr-2006           2              U-W              ***        December 1, 2004
May-2006           2              U-W              ***        January 1, 2005
Jun-2006           1              U-W              ***        February 1, 2005
Jul-2006           2              U-W              ***        March 1, 2005
Oct-2006           1              U-W              ***        June 1, 2005
Apr-2007           1              U-W              ***        December 1, 2005
May-2007           1              U-W              ***        January 1, 2006
Jun-2007           1              U-W              ***        February 1, 2006
Jul-2007           1              U-W              ***        March 1, 2006
Aug-2007           1              U-W              ***        April 1, 2006
Sep-2007           1              U-W              ***        May 1, 2006
Oct-2007           1              U-W              ***        June 1, 2006
Nov-2007           1              U-W              ***        July 1, 2006
Dec-2007           1              U-W              ***        August 1, 2006
Jan-2008           2              U-W              ***        September 1, 2006
Feb-2008           3              U-W              ***        October 1, 2006
Mar-2008           2              U-W              ***        November 1, 2006
Apr-2008           2              U-W              ***        December 1, 2006
May-2008           2              U-W              ***        January 1, 2007
Jun-2008           2              U-W              ***        February 1, 2007
Jul-2008           2              U-W              ***        March 1, 2007
Aug-2008           2              U-W              ***        April 1, 2007
Sep-2008           2              U-W              ***        May 1, 2007
Oct-2008           2              U-W              ***        June 1, 2007
Nov-2008           2              U-W              ***        July 1, 2007
Dec-2008           2              U-W              ***        August 1, 2007

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R2


                                     ***


















































                                                                     SA-40